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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       April 12, 2004
                                                 -------------------------------

Commission File Number:     1-5273-1
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                                Sterling Bancorp
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             (Exact name of Registrant as specified in its charter)


        New York                                             13-2565216
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(State of other jurisdiction                                 (IRS Employer
of incorporation)                                            Identification No.)


  650 Fifth Avenue, New York, New York                       10019-6108
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(Address of principal executive offices)                     (Zip Code)

                                 (212) 757-3300
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              (Registrant's telephone number, including area code)

     N/A
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   (Former name, former address and former fiscal year, if changed since last report)
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ITEMS 9 AND 12
RESULTS OF OPERATIONS AND FINANCIAL CONDITION AND REGULATION FD DISCLOSURE
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On April 12, 2004, the Company issued a press release announcing a conference call on April 16, 2004 at 10:00 am EST to discuss its financial results for the first quarter ended March 31, 2004. The press release is included herein as
Exhibit 99.1.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE: April 13, 2004


BY:  /s/ JOHN W. TIETJEN
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   JOHN W. TIETJEN
   Executive Vice President, Treasurer
   and Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit
Number
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99.1            Press Release dated April 12, 2004